SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Greenway Plaza, Suite 2700
Houston, Texas 77046-0504
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On August 17, 2005, Pogo Producing Company, a Delaware corporation (the “Company”), and Pogo Overseas Production B.V., a Netherlands company and a wholly-owned subsidiary of the Company (“Pogo Overseas”), completed the sale of all of the issued and outstanding shares of Thaipo Limited, a Thailand company and a wholly-owned subsidiary of Pogo Overseas (“Thaipo”), and all of the Company’s 46.34% interest in B8/32 Partners Limited, also a Thailand company (“B8/32 Partners”), to PTTEP Offshore Investment Company Limited, a Cayman Islands company (“PTTEP Offshore”) and Mitsui Oil Exploration Co., Ltd., a Japanese company (“Mitsui”), for a total purchase price of U.S. $820 million.  The sale of the shares of Thaipo and the Company’s interests in B8/32 Partners effected the disposition of all of the Company’s Thailand operations, including its 46.34% working interest in a 608,000 gross acre concession in central portions of the Gulf of Thailand.

PTTEP Offshore and Mitsui were selected through a competitive bidding procedure and, as previously reported, entered into a stock purchase agreement on June 17, 2005 with the Company and Pogo Overseas providing for the sale of the Thaipo shares and the B8/32 Partners interests.  The majority owner of PTTEP Offshore’s parent company is PTT Public Company Limited, the company to which all of the natural gas production from the Thailand concession is committed under a gas sales agreement with Thaipo and which maintains a monopoly over gas transmission and distribution in Thailand.

A copy of the press release announcing completion of the disposition is furnished herewith as Exhibit 99.2.

Item  9.01 Financial Statements and Exhibits

(b)           Pro Forma Financial Information.

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.1 to this report and incorporated herein by this reference.

(c)           Exhibits.

Exhibits 2.1 and 99.1 are filed herewith; exhibit 99.2 is furnished herewith.

Exhibit Number	Description

*2.1

Stock Purchase Agreement dated as of June 17, 2005 among Pogo Producing Company and Pogo Overseas Production B.V., as sellers, PTTEP Offshore Investment Company Limited and Mitsui Oil Exploration Co., Ltd., as purchasers, and PTT Exploration and Production Public Company Limited, as guarantor for PTTEP Offshore Investment Company Limited (Exhibit 2.1, Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, File No. 1-7792)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2	Press release dated August 17, 2005.

* Asterisk indicates exhibits incorporated by reference as shown.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: August 18, 2005	By:	/s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and
Chief Financial Officer